UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 1, 2012
 Date of Report (Date of earliest event reported)

S&W SEED COMPANY
(Exact Name of Company as Specified in Its Charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25552 South Butte Avenue
Five Points, CA    93624
(Address of Principal Executive Offices Including Zip Code)

(559) 884-2535
(Company's Telephone Number, Including Area Code)

       Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.    Financial Statements and Exhibits

On October 2, 2012, S&W Seed Company, a Nevada corporation ("S&W Seed"), filed a Current Report on Form 8-K (the "Form 8-K") to report under Item 2.01 thereof the consummation on October 1, 2012 of the transactions contemplated by that certain Asset Acquisition Agreement by and among S&W Seed, Imperial Valley Seeds, Inc., a California corporation ("IVS"), Glen Bornt, Fred Fabre and the Bornt Family Trust, a trust organized under the laws of California (the "Asset Purchase Agreement"). Pursuant to the Asset Purchase Agreement, S&W acquired substantially all of the assets, properties and business of IVS.

This Amendment No. 1 on Form 8-K/A amends and supplements the Form 8-K to provide the required historical audited financial statements, historical unaudited interim financial statements and pro forma financial information that were not filed with the Form 8-K and that are permitted to be filed by this amendment.

(a) Financial Statements of Business Acquired.

The (i) audited financial statements of Imperial Valley Seeds, Inc. including the audited balance sheets of IVS at December 31, 2011 and 2010 and the audited statements of operations, stockholders equity and cash flows for IVS for each of the two years ended December 31, 2011, the notes related thereto and the report of M&K CPAS, PLLC, independent registered public accounting firm, and (ii) the unaudited interim financial statements of Imperial Valley Seeds, Inc., including the unaudited balance sheet of IVS at September 30, 2012 and the unaudited statements of operations, stockholders equity and cash flows for IVS for each of the nine month periods ended September 30, 2012 and 2011 and the notes related thereto, are collectively filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by this reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial information of S&W Seed Company and Imperial Valley Seeds, Inc., including a pro forma balance sheet at September 30, 2012 and pro forma statements of operations for the fiscal year ended June 30, 2012 and the three months ended September 30, 2012, giving effect to S&W Seed's acquisition of IVS's assets, is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by this reference.

(d) Exhibits

Exhibit	Description
23.1	Consent of M&K CPAS, PLLC, Independent Registered Public Accounting Firm for Imperial Valley Seeds, Inc.
99.1

Audited financial statements of Imperial Valley Seeds, Inc. as of and for the years ended December 31, 2011 and 2010; and unaudited interim financial statements of Imperial Valley Seeds, Inc. as of and for the nine months ended September 30, 2012 and 2011.

99.2	Unaudited pro forma combined financial information.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

S&W SEED COMPANY

By: /s/ Matthew K. Szot

Matthew K. Szot
Senior Vice President and Chief Financial Officer

Date: November 27, 2012

3

EXHIBIT INDEX

Number	Description
23.1	Consent of M&K CPAS, PLLC, Independent Registered Public Accounting Firm for Imperial Valley Seeds, Inc.
99.1

Audited financial statements of Imperial Valley Seeds, Inc. as of and for the years ended December 31, 2011 and 2010; and unaudited interim financial statements of Imperial Valley Seeds, Inc. as of and for the nine months ended September 30, 2012 and 2011.

99.2	Unaudited pro forma combined financial information.